UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2017 (November 13, 2017)

Spirit Airlines, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-35186	38-1747023
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Executive Way, Miramar, Florida	33025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 447-7920

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 13, 2017, Spirit Airlines, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC and Citigroup Global Markets Inc., as representatives of the several underwriters named in Schedule I thereto (the “Underwriters”), relating to the issuance and sale to the Underwriters of $420,500,000 aggregate face amount of Spirit Airlines Class AA Pass Through Certificates, Series 2017-1; Spirit Airlines Class A Pass Through Certificates, Series 2017-1 and Spirit Airlines Class B Pass Through Certificates, Series 2017-1 (collectively, the “Certificates”) by three separate pass through trusts established by the Company. Each such trust will use the proceeds from the offering to acquire the related series of equipment notes that will be issued by the Company to finance the acquisition of (a) five new Airbus A321-200ceo aircraft currently scheduled for delivery to the Company during the period from February 2018 to March 2018 and (b) seven new Airbus A320-200ceo aircraft currently scheduled for delivery to the Company during the period from December 2017 to October 2018. The equipment notes to be issued for each such aircraft will be secured by a security interest in such aircraft.

The offering is being made pursuant to the shelf registration statement on Form S-3ASR (File No. 333-202260) (the “Registration Statement”) filed by the Company with the U.S. Securities and Exchange Commission, which became effective on February 24, 2015, as supplemented by the Company’s preliminary prospectus supplement, dated November 13, 2017, to the prospectus, dated February 24, 2015, and the Company’s final prospectus supplement, dated November 13, 2017 (the “Prospectus Supplement”), to the prospectus, dated February 24, 2015, in each case relating to the Certificates.

The Underwriting Agreement includes customary representations, warranties and covenants by the Company. Under the terms of the Underwriting Agreement, the Company has agreed to indemnify the Underwriters against certain liabilities.

A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference into the Registration Statement. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to Exhibit 1.1 and to the more detailed description thereof under the caption “Underwriting” contained in the Prospectus Supplement, which disclosure is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The documents listed as exhibits below are filed as exhibits to the Registration Statement with respect to the offering of the Certificates made pursuant to the Prospectus Supplement.

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 13, 2017, among the Company, Morgan Stanley & Co. LLC and Citigroup Global Markets Inc.

23.1	Consent of Aircraft Information Services, Inc.

23.2	Consent of BK Associates, Inc.

23.3	Consent of Morten Beyer & Agnew, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2017	SPIRIT AIRLINES, INC.

	By:	/s/ Thomas Canfield
		Name:	Thomas Canfield
		Title:	Senior Vice President and General Counsel